UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to 240.14a-12
MEDIFAST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Your **Vote** Counts!

MEDIFAST, INC.

2024 Annual Meeting
Vote by June 18, 2024
11:59 p.m. ET

MEDIFAST

MEDIFAST, INC.
ATTN: OFFICE OF CORPORATE SECRETARY
100 INTERNATIONAL DRIVE, 18TH FLOOR
BALTIMORE, MARYLAND 21202

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You invested in MEDIFAST, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 19, 2024.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 5, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 19, 2024
4:30 p.m. ET

Four Seasons Baltimore
200 International Drive
Baltimore, Maryland 21202

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect seven nominees to the Board of Directors to serve for a one-year term expiring in 2025.	
	Nominees:	
1a.	Jeffrey J. Brown	For
1b.	Daniel R. Chard	For
1c.	Elizabeth A. Geary	For
1d.	Michael A. Hoer	For
1e.	Scott Schlackman	For
1f.	Andrea B. Thomas	For
1g.	Ming Xian	For
2.	Ratify the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024.	For
3.	Approve, on an advisory basis, the compensation of the Company's named executive officers.	For
4.	Approve the Amended and Restated 2012 Stock Incentive Plan.	For

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